                                                                    EXHIBIT 10.7

                                FIRST AMENDMENT
                                       TO
                             STOCK OPTION AGREEMENT


     This FIRST AMENDMENT to STOCK OPTION AGREEMENT (the "Amendment") is entered into effective as of October 1, 1997 (the "Amendment Effective Date") by and among BPN CORPORATION, a California corporation ("BPN"), PAN AMERICAN GROUP, INC., a Delaware corporation ("PAGI"), and PETER A. WALSKI, an individual ("P. Walski"), BARBARA R. WALSKI, an individual ("B. Walski") (B. Walski and P. Walski collectively, the "Walskis"), CORNELIUS J. O'SHEA, an individual ("O'Shea"), and THE WALSKI FAMILY TRUST, dated August 30, 1989 (the "Trust") (P. Walski, B. Walski and O'Shea, each a "Principal" and collectively, the "Principals") (the Trust and O'Shea each, a "Shareholder" and collectively, the "Shareholders"), and amends the Stock Option Agreement (the "Agreement"), dated as of May 17, 1995 between the parties.

                                R E C I T A L S

     A. As of the Amendment Effective Date, the Shareholders own beneficially and of record all the issued and outstanding shares (the "Shares") of BPN as follows:


     Shareholder      No. of Shares
     -----------      -------------
     Trust                  750
     O'Shea                 350

     B. Under the terms of the Agreement, the Shareholders granted to PAGI the Share Option and the Affiliate Share Option to acquire the Shares and the Affiliate Shares.

     C. On or about April 28, 1997, BPN delivered to PAGI the Lending Target Notice described in Section 5.1 of the Agreement, and on July 24, 1997, PAGI delivered to BPN, and each of the Shareholders an Exercise Notice respecting its exercise of the Share Option and Affiliate Share Option as contemplated by Sections 4.2 and 5.1 of the Agreement.

     D. The parties hereto desire to provide for the withdrawal by BPN of the April 28, 1997 Lending Target Notice and the withdrawal by PAGI of the July 24, 1997 Exercise Notice, and to amend the terms of the Agreement respecting the Share Option and the Affiliate Share Option as provided herein.

     NOW, THEREFORE, in consideration of mutual promises and covenants contained in this amendment and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Withdrawal of Notices. BPN hereby withdraws the April 28, 1997 Lending
        ----------------------
Target Notice and PAGI consents to the withdrawal of the Lending Target Notice by BPN. PAGI hereby withdraws its July 24, 1997 Exercise Notice and BPN, the Principals and Shareholders hereby consent to such withdrawal by PAGI. The parties agree that PAGI shall remain entitled to exercise the Share Option and Affiliate Share Option, and to deliver the Exercise Notice pursuant to the terms of Section 4.1 of the Agreement.

     2.  Extension of Option.  The Option Termination Date as set forth in
         -------------------
Section 3 of the Agreement is hereby extended to March 31, 2005, and the Option Period shall be extended to such date.

     3.  Future Exercise of Option.  BPN agrees that it shall not deliver the
         -------------------------
Lending Target Notice contemplated by Section 5.1 of the Agreement prior to October 29, 1999. At the time the Lending Target Notice is delivered, BPN shall have had $30,000,000 or more in premium finance loans outstanding for the six consecutive months preceding delivery of such notice to PAGI. PAGI agrees that it shall not deliver the Exercise Notice to exercise the Share Option or Affiliate Share Option prior to April 29, 1999; provided, however, that PAGI may
                                                --------
exercise the Share Option and Affiliate Option prior to such date in the event of the breach by BPN, any Shareholder or any Principal of their obligations under the Agreement, the Insurance Premium Financing Management Agreement between BPN and Pan American Bank, FSB (the "Bank"), or the Guaranties delivered by the Principals for the benefit of the Bank in connection with such Insurance Premium Financing Management Agreement.

     4.  Exercise Price of the Share Option and the Affiliate Share Option.  In
         -----------------------------------------------------------------
the event the Exercise Notice is delivered on or prior to the date occurring 90 days after delivery of the Lending Target Notice to PAGI, the Share Option Exercise Price shall be $3,250,000. PAGI shall also be required to make the Non-Competition Consideration payments contemplated by Section 10.4 of the Agreement, which Section 10.4 is hereby amended to reduce the aggregate amount of the Non-Competition Consideration from $2,000,000 to $750,000. If the Exercise Notice is given at anytime after the 90th day following delivery to PAGI of the Lending Exercise Notice, the Share Option Exercise Price shall be the greater of (a) $3,250,000 or (b) four times BPN's pre-tax earnings for the twelve complete consecutive calendar months immediately preceding the date of the Exercise Notice less the $750,000 in total Non-Competition Consideration provided in Section 10.4 of the Agreement.

     5.  Capitalized Terms.  Capitalized terms not otherwise defined herein
         -----------------
shall have the meanings set forth for such terms in the Agreement.

     6.  No Other Changes.  Except to set forth in this Amendment, the Agreement
         ----------------
shall remain in full force and effect without modification or amendment.

PAGI:                                        PAN AMERICAN GROUP, INC.



                                             By: /s/ LAWRENCE J. GRILL
                                                ------------------------------
                                             Its:  President
                                                 -----------------------------
                                             Printed Name: LAWRENCE J. GRILL
                                                          --------------------

BPN:                                         BPN CORPORATION



                                             By: /s/ PETER A. WALSKI
                                                ------------------------------
                                             Its:  President
                                                 -----------------------------
                                             Printed Name: PETER A. WALSKI
                                                          --------------------

TRUST:                                       THE WALSKI FAMILY TRUST,
                                             August 30, 1989



                                             By: /s/ PETER A. WALSKI
                                                ------------------------------
                                                   Peter A. Walski, Trustee


                                             By: /s/ BARBARA R. WALSKI
                                                ------------------------------
                                                  Barbara R. Walski, Trustee



P. WALSKI:                                   /s/ PETER A. WALSKI
                                             ---------------------------------
                                             Peter A. Walski



B. WALSKI:                                   /s/ BARBARA R. WALSKI
                                             ---------------------------------
                                             Barbara R. Walski



O'SHEA:                                      /s/ CORNELIUS J. O'SHEA
                                             ---------------------------------
                                             Cornelius J. O'Shea

                                       3